UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 26, 2013

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Stockholders

On November 26, 2013, Goldrich Mining Company (the “Company”) held its annual general meeting of stockholders at the Company’s corporate office, 2607 Southeast Blvd., Suite B211, Spokane, Washington, 99223 at 8:00 a.m. local time.   Stockholders representing 88,285,258 shares or 91.3% of the shares of common stock authorized to vote (95,656,719) were present in person or by proxy, representing a quorum for the purposes of the annual general meeting.  The stockholders approved the following:

Proposal #1 – Election of Directors

The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2014 annual meeting of stockholders or until successors are duly elected and qualified:

	For	Withheld		Abstained	Broker Non Vote
David S. Atkinson	71,355,411	1,391,120		-	15,538,727
Charles C. Bigelow	68,761,443	1,604,288		-	17,625,927
Kenneth S. Eickerman	68,679,011	1,667,420		-	17,625,927
Garrick Mendham	68,821,576	1,582,455		-	17,625,927
William Orchow	68,679,011	1,667,420		-	17,625,927
Michael G. Rasmussen	68,778,676	1,586,955		-	17,625,927
William V. Schara	68,684,844	1,661,587		-	17,625,927
Stephen Vincent	68,684,011	1,662,420		-	17,625,927

Proposal #2 – Advisory Vote on Executive Compensation To ratify the non-binding, advisory resolution approving executive compensation	For	Against	Abstained	Broker Non Vote
	52,378,919	16,669,250	1,611,162	17,625,927

Proposal #3 – Advisory Vote on Frequency on Advisory Vote on Executive Compensation

To ratify the non-binding, advisory resolution recommending the frequency of the advisory vote on executive compensation

	1 Year	2 Years	3 Years	Abstained
	18,857,641	1,760,703	47,018,460	2,989,527

Proposal #4 – Stock Option Plan Amendment

To approve an amendment to the Company’s 2008 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized under the Plan to 10% of the Company’s issued and outstanding shares of common stock

	For	Against	Abstained	Broker Non Vote
	52,202,555	17,705,821	750,955	17,625,927

Proposal #5 – Bylaws Amendment

To approve an amendment to the Company’s Bylaws to increase the maximum size of the Company’s board of directors from 5 to 8 and permitting the Company’s Board of Directors to set the number of directors by resolutions of the board of directors, within the range set forth in the Company’s Articles of incorporation

	For	Against	Abstained	Broker Non Vote
	68,223,135	1,576,476	859,720	17,625,927

Proposal #6– Articles Amendment

To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital and to make amendments to modernize the Company’s Articles of Incorporation to better reflect changes in corporate governance and business practices since the Company’s incorporation on March 26, 1959

	For	Against	Abstained	Broker Non Vote
	85,877,445	1,236,619	688,799	482,395

Proposal #7 – Appointment of Auditors To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2014 fiscal year	For	Against	Abstained	Broker Non Vote
	87,598,844	244,873	441,541	0

All Nominees for election to the Company’s Board were elected to the Board and will serve until the Company’s 2014 annual meeting of stockholders or until successors are duly elected and qualified.  In relation to the proposal on the frequency of future advisory votes on the compensation of named executive officers, the frequency of every 3 years received the most votes, and therefore is the advisory recommendation of the stockholders of the Company.  All other matters brought before the annual general and special meeting were approved by the stockholders. Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on October 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: December 3, 2013	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer